UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05206

Jennison Natural Resources Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 5/31/2009

Date of reporting period: 5/31/2009

Item 1 – Reports to Stockholders

MAY 31, 2009	ANNUAL REPORT

Jennison Natural Resources Fund, Inc.

FUND TYPE

Sector stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

July 15, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Natural Resources Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Natural Resources Fund, Inc.

Jennison Natural Resources Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Natural Resources Fund, Inc. is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.24%; Class B, 1.94%; Class C, 1.94%; Class R, 1.69%; Class Z, 0.94%. Net operating expenses: Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class R, 1.43%; Class Z, 0.93%, after contractual reductions.1

Cumulative Total Returns as of 5/31/09
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–40.57%	131.34%	434.46%	—
Class B	–40.99	123.00	395.96	—
Class C	–40.98	123.07	396.11	—
Class R	–40.65	N/A	N/A	3.04% (8/22/06)
Class Z	–40.40	134.44	448.96	—
Lipper Global Natural Resources Index[3]	–44.97	86.72	259.81	***
Lipper Natural Resources Index[4]	–44.71	91.51	186.12	****
MSCI World ND Index[5]	–34.83	2.75	–3.36	*****
S&P 500 Index[6]	–32.55	–9.15	–15.86	******
Lipper Global Natural Resources Funds Avg.[7]	–43.16	80.84	276.78	*******

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Average Annual Total Returns[8] as of 6/30/09
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–51.19%	13.41%	15.49%	—
Class B	–51.14	13.74	15.29	—
Class C	–49.18	13.87	15.29	—
Class R	–48.45	N/A	N/A	–2.14% (8/22/06)
Class Z	–48.19	15.01	16.46	—
Lipper Global Natural Resources Index[3]	–51.06	10.16	12.11	***
Lipper Natural Resources Index[4]	–51.79	10.37	9.61	****
MSCI World ND Index[5]	–29.50	0.03	–0.84	*****
S&P 500 Index[6]	–26.20	–2.24	–2.22	******
Lipper Global Natural Resources Funds Avg.[7]	–46.68	10.12	12.13	*******

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1For the period through September 30, 2010, the distributor of the Fund has contractually agreed to limit distribution and service (12b-1) fees to 0.50% of the average daily net assets for Class R shares. Through September 30, 2008, the manager of the Fund has contractually agreed to waive 0.05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through September 30, 2010, the manager of the Fund has contractually agreed to waive 0.05% of the management fee rate on average daily net assets over $4 billion.

2Inception date returns are provided for any share class with less than 10 calendar years of returns.

3The Lipper Global Natural Resources Index is an unmanaged index which tracks the performance of the 30 largest global natural resources mutual funds.

4The Lipper Natural Resources Index is an unmanaged index which tracks the performance of the 30 largest domestic natural resources mutual funds.

5The Morgan Stanley Capital International (MSCI) World Net Dividends (ND) Index is a free float-adjusted, market-capitalization index that is designed to measure global developed market equity performance. The MSCI World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United States.

6The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States.

7The Lipper Global Natural Resources Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Natural Resources Fund category and does not include the effect of any sales charges or taxes payable by investors.

8The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to

Jennison Natural Resources Fund, Inc.	3

Your Fund’s Performance (continued)

Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

*** Lipper Global Natural Resources Index Closest Month-End to Inception cumulative total return as of 5/31/09 is –7.15% for Class R. Lipper Global Natural Resources Index Closest Month-End to Inception average annual total return as of 6/30/09 is –5.48% for Class R.

****Lipper Natural Resources Index Closest Month-End to Inception cumulative total return as of 5/31/09 is –7.64% for Class R. Lipper Natural Resources Index Closest Month-End to Inception average annual total return as of 6/30/09 is –5.74% for Class R.

*****MSCI World ND Index Closest Month-End to Inception cumulative total return as of 5/31/09 is –24.27% for Class R. MSCI World ND Index Closest Month-End to Inception average annual total return as of 6/30/09 is –9.49% for Class R.

******S&P 500 Index Closest Month-End to Inception cumulative total return as of 5/31/09 is –25.09% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/09 is –9.63% for Class R.

*******Lipper Average Closest Month-End to Inception cumulative total return as of 5/31/09 is –9.08% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/09 is –6.26% for Class R.

Investors cannot invest directly in an index. The returns for the Lipper Global Natural Resources Index, Lipper Natural Resources Index, MSCI World ND Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. Returns for the Lipper Average would be lower if it included the effects of sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 5/31/09
Southwestern Energy Co., Oil & Gas Exploration & Production	3.0%
Occidental Petroleum Corp., Integrated Oil & Gas	2.2
Halliburton Co., Oil & Gas Equipment & Services	2.2
Petroleo Brasileiro SA, Integrated Oil & Gas	2.1
XTO Energy, Inc., Oil & Gas Exploration & Production	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 5/31/09
Oil & Gas Exploration & Production	32.0%
Gold	14.2
Oil & Gas Equipment & Services	12.2
Integrated Oil & Gas	10.3
Diversified Metals & Mining	9.8

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Natural Resources Fund’s Class A shares declined 40.57% for the year ended May 31, 2009. This return outperformed the 44.97% decline of the benchmark Lipper Global Natural Resources Index (the Index), and lagged the 32.55% decline of the style neutral S&P 500 Index. It also outperformed the 43.16% decline of the Lipper Global Natural Resources Funds Average.

Were there any changes to the Fund’s performance indexes?

The Fund’s former benchmark performance index, the Lipper Natural Resources Index (Domestic Index), was changed to the Lipper Global Natural Resources Index (Global Index). The Jennison Natural Resources Fund was moved into the new “global” natural resources category by Lipper and is a constituent of the “global” natural resources index. The performance benchmark index includes other funds that also invest a meaningful percentage of assets in foreign securities, rather than natural resources funds that primarily invest within the United States.

Were there changes in investment practices or personnel that were relevant to the Fund’s performance?

There have been no material changes to the Fund’s practices or personnel during the fiscal year ending May 31, 2009.

What is distinct about the Fund’s investment strategy?

Jennison’s Natural Resources strategy seeks capital appreciation by investing in the stocks of companies that own, explore, mine, process, or otherwise develop natural resource commodities. The manager believes that the investment opportunities of natural resources include, but are not limited to: oil and natural gas exploration and production companies, oilfield service equipment manufacturers, contract drillers (onshore and offshore), and seismic equipment manufacturers and producers. Also included are the following types of energy companies: integrated oil and gas producers, independent refiners, and pipeline operators. On the metals side, investment opportunities include: miners of gold, silver, copper, iron ore, zinc, nickel, and aluminum, as well as coal and steel producers, ethanol, sugar, agricultural producers and marketers, and electric power generators and marketers.

The strategy is managed using a contrarian/value investment style that combines a top-down analysis of the relevant commodities’ supply/demand fundamentals with bottom-up stock selection. Jennison’s proprietary fundamental research drives this process and is critical to successful stock selection. The team initially examines the relative strengths of commodity groups, attempting to determine if a commodity has favorable supply/demand characteristics. The team then seeks to identify stocks from energy/mining sub-sectors with attractive attributes such as: valuation versus its peers,

Jennison Natural Resources Fund, Inc.	5

Strategy and Performance Overview (continued)

proven reserves and production growth, and competitive unit cost structure. A key characteristic is a company’s ability to show increasing proven and probable reserves and strong production growth from natural resource reserves whose potential may currently be underappreciated by the marketplace.

What was the market environment like during this fiscal year?

Global economic activity declined sharply during the fiscal year ending May 31, 2009, as the most severe recession in recent history deepened. Manufacturing activity stalled, unemployment rose, and news on the U.S. housing market remained glum. Financial market liquidity conditions showed some improvement from the panicked conditions of the preceding months, but neither borrowers’ demand for funds nor lenders’ willingness to lend approached normal levels. Inflation worries dissipated as commodity prices fell sharply. Corporations across the globe reduced their profit expectations and announced significant workforce and capital-expenditure cuts.

President Obama moved swiftly after his January inauguration to address the economic crisis. The Treasury Department introduced a broad new set of credit-stimulus programs concurrent with initiatives to peel away layers of distressed bank loans through a public-private investment partnership, while simultaneously laying the groundwork for regulatory overhaul. At the same time, additional capital was directly injected into several of the largest U.S. banks as part of a move to stabilize institutions considered too big to fail. The administration and Congress moved rapidly to formulate and pass an almost $800 billion fiscal stimulus package.

Despite weak undercurrents, signs emerged that the U.S. economy was beginning to stabilize at low levels of activity as the fiscal year drew to a close. The rate of housing sales increased in some of the hardest-hit areas, but these sales likely reflected forced sales at below-market prices due to foreclosure proceedings and record-low mortgage rates. The pace of manufacturing declines moderated, and retail sales trends became less discouraging. An upturn in the labor market, though, seemed months away.

It is likely that the financial crisis exacerbated the sell-off within the energy and materials sectors, as many investors were forced to reduce overall risk. The strengthening U.S. dollar and concerns over declining demand caused by the global economic recession also caused many other investors to exit these areas during the second half of 2008. Oil fell around 79% from its 2008 high to a low of $30 per barrel in December 2008, and natural gas declined approximately 61% from its 2008 high to $5.29 per million British thermal units (MMBtu) in December 2008. Oil began to rebound in the first half of 2009 due to anticipated growth in demand and concerns of waning supplies while natural gas prices remained weak due to a continued slowdown in demand.

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What added to or detracted from the Fund’s performance?

The top two contributors to performance were energy service companies. Shares of Weatherford International appreciated significantly since the Fund took a position in January. The company provides oilfield services and equipment for the drilling, evaluation, completion, and production of oil and natural gas wells worldwide. Weatherford’s stock price continued to outperform. The manager believes Weatherford has the best revenue and earnings growth potential of the large-cap service companies due to its diversified presence in Mexico, its early positioning in Iraq, and its new acquisition in Russia. Weatherford has also started to improve profit margins. While the oil-rig count, especially in North America, will likely trend lower in 2009 and 2010, Jennison believes Weatherford’s international growth should help offset the effects of weak activity in North America, relative to its industry peers. Dril-Quip, which manufactures offshore drilling and production equipment, also contributed positively to the Fund’s return. Share prices climbed as the company revealed a significant new contract win and a record-high backlog of business. The manager likes Dril-Quip for its focus on subsea equipment and anticipates that it may perform better than its domestic land-based energy service peers, particularly in the current environment.

Shares of select gold mining companies increased as the price for gold rose as inflation fears grew in response to the weakening U.S. dollar. Holdings that most positively affected performance were Eldorado Gold, Newmont Mining, and Kinross Gold Corporation. The manager remains positive on the investment outlook for gold. Jennison believes supply and demand are favorable given the lack of new mine production along with rising demand for gold as a substitute for dominant global currencies. Goldcorp, a Canadian company headquartered in Vancouver, is one of a few growth stories in precious metals today. It is currently developing or expanding three mines that it expects to help double production over the next five years. In contrast, smaller mining companies tend to be starved for cash flow, are credit-dependent, and carry risky assets. However, the largest precious metals companies are dealing with production declines.

Oil sands development company OPTI Canada was the top detractor from the Fund’s performance. OPTI experienced further delays and increased costs at its Long Lake project, where it is producing premium synthetic crude. This project is part of a joint venture with Nexen, a Canadian-based global energy company. OPTI’s share prices were also pressured by concerns over the strength of its balance sheet, including its ability to fund future projects. Jennison retains its conviction in OPTI and believes the current stock price undervalues its oil sands assets. Once the Long Lake project begins to demonstrate its commercial production capability, the manager believes there is significant upside potential for OPTI Canada’s shares.

Jennison Natural Resources Fund, Inc.	7

Strategy and Performance Overview (continued)

Century Aluminum also hurt returns. Rising global inventories have caused a significant decline in the price of aluminum, which should be temporary. At current prices, much of the world capacity for aluminum is operating below cash cost. Many smelters have already shut, and it is expected that there will be further closures and project delays to help clean up the current supply/demand imbalance in the aluminum market. The manager remains comfortable with the Fund’s position in Century Aluminum.

Shares of Patriot Coal also declined due to concerns about the pricing outlook for coal, specifically metallurgical coal that is used in the process of steel production. Announcements of steel plant closures and renegotiation of supply contracts have weighed on metallurgical coal prices and pressured Patriot’s share price.

Schlumberger, a global oil-field services company, fell due to expectations that financial results for 2008 would be below analyst forecasts. Schlumberger attributed the earnings shortfall to the global economic slowdown and its effect on oil and gas exploration and production spending. The manager remains positive on the company, given its global footprint, superb business operations, and broad range of services.

Did anything else materially affect the Fund’s relative performance?

The Fund seeks oil and natural gas exploration and production companies that can increase reserves and production and hold operating costs below the price of the commodity. To this end, the manager continued to minimize the Fund’s exposure to the major integrated oil and gas producers that were most affected by declining production and difficult growth in reserves. This approach hurt performance during the fourth quarter of 2008 as investors gravitated toward larger companies perceived to be more stable. The manager continues to believe these stocks are secular or long-term underperformers. Instead, the manager emphasizes fiscally-conservative companies that are growing energy production and reserves by successfully exploiting unconventional sources of oil or gas. These companies have the potential to provide more efficient cost advantages when oil and/or natural gas prices are at historic highs.

Were there any shifts in portfolio risk characteristics, including significant sales and purchases, during the fiscal year?

During the fourth quarter, the Fund shifted away from small oil and gas producers carrying high levels of debt, and shifted toward larger producers with healthy balance sheets and room for growth. The manager focused on the ability of these companies to sustain long-term growth even with lower commodity prices. In Jennison’s opinion, the lowest cost producers will realize the most significant benefits over time in the current environment.

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Comments on Five Largest Holdings

3.0%	Southwestern Energy Co., Oil & Gas Exploration & Production

Southwestern Energy is a primarily a mid-continent U.S. natural gas producer. The company continues to realize increased efficiency and production from its Fayetteville shale field, and remains financially healthy by reducing capital spending and operational costs. The manager believes Southwestern is a high quality energy company with meaningful opportunities to continue to increase production at lower costs.

2.2%	Occidental Petroleum Corp., Integrated Oil & Gas

Occidental Petroleum is involved in the exploration, production, and marketing of crude oil and natural gas as well as production and marketing of a variety of basic chemicals, petrochemicals, polymers, plastics, and specialty chemicals. The company recently delivered better-than-expected production volumes for the first quarter of 2009 and revealed its long-term strategic plan for production growth of 5%–8% per year. The manager views the company as attractively valued and expects it will be one of the few exploration and production companies that can generate free cash flow in 2009.

2.2%	Halliburton Co., Oil & Gas Equipment & Services

Halliburton is an energy service company that offers a suite of services and products to customers in the oil and gas industry through its two business segments: Completion and Production, and Drilling and Evaluation. During the economic downturn, the company successfully protected its market share in North America, lowered costs, and strategically grew its international business. The manager believes that Halliburton will be one of the primary beneficiaries as oilfield activity begins to increase.

2.1%	Petroleo Brasileiro SA, Integrated Oil & Gas

Petroleo Brasileiro (Petrobras) is an integrated Brazilian oil and gas company with significant proved reserves and refining capacity. Last year, the company announced that its Tupi Sul discovery in the Santos Basin may hold 5 billion to 8 billion barrels of crude oil and natural-gas reserves. Potential positive catalysts related to the Tupi field and further exploration of the Santos Basin could provide a significant upside for Petrobras.

2.0%	XTO Energy, Inc., Oil & Gas Exploration & Production

XTO Energy is a natural gas producer engaged in the acquisition, exploitation, and development of oil and natural gas properties in the United States. XTO has the potential to continue to deliver strong financial performance based on its ability to control costs while steadily increasing production.

Jennison Natural Resources Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on December 1, 2008, at the beginning of the period, and held through the six-month period ended May 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

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the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Natural Resources Fund, Inc.		Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,462.20	1.36%	$8.35
	Hypothetical	$1,000.00	$1,018.15	1.36%	$6.84

Class B	Actual	$1,000.00	$1,456.50	2.06%	$12.62
	Hypothetical	$1,000.00	$1,014.66	2.06%	$10.35

Class C	Actual	$1,000.00	$1,457.00	2.06%	$12.62
	Hypothetical	$1,000.00	$1,014.66	2.06%	$10.35

Class R	Actual	$1,000.00	$1,460.60	1.56%	$9.57
	Hypothetical	$1,000.00	$1,017.15	1.56%	$7.85

Class Z	Actual	$1,000.00	$1,463.90	1.06%	$6.51
	Hypothetical	$1,000.00	$1,019.65	1.06%	$5.34

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended May 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended May 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison Natural Resources Fund, Inc.	11

Portfolio of Investments

as of May 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.6%
COMMON STOCKS 95.9%

Agricultural Products
2,183,300	Agrenco Ltd. 144A (Brazil)(a)(g)	$987,567

Aluminum 0.7%
961,800	Alcoa, Inc.(b)	8,867,796
1,383,500	Century Aluminum Co.(a)(b)	8,314,835

		17,182,631

Coal & Consumable Fuels 1.8%
1,184,140	Cameco Corp. (Canada)	32,549,614
1,326,300	Patriot Coal Corp.(a)(b)	12,016,278

		44,565,892

Diversified Metals & Mining 9.8%
1,236,900	African Rainbow Minerals Ltd. (South Africa)	19,670,334
431,300	BHP Billiton Ltd. (Australia)(ADR)(b)	24,256,312
874,590	First Quantum Minerals Ltd. (Canada)	38,965,017
1,267,700	First Uranium Corp. (South Africa) (original cost $10,432,607; purchased 12/20/06 - 2/26/08)(a)(e)(f)	7,953,968
600,000	First Uranium Corp. 144A (South Africa) (original cost $3,630,392; purchased 12/13/06)(a)(e)(f)(g)	3,764,598
698,900	FNX Mining Co., Inc. (Canada)(a)	4,321,113
14,200	FNX Mining Co., Inc. 144A (Canada)(a)(g)	87,795
870,499	Freeport-McMoRan Copper & Gold, Inc.(b)	47,381,261
1,398,700	Northern Dynasty Minerals Ltd.(a)(b)	11,343,457
6,900	Rio Tinto PLC (United Kingdom)	314,364
147,800	Rio Tinto PLC (United Kingdom)(ADR)(b)	26,816,832
504,700	Southern Copper Corp.(b)	10,563,371
2,213,400	Sterlite Industries Ltd. (India)(ADR)(b)	29,150,478
1,162,400	Vale SA (Brazil)(ADR)(b)	22,259,960

		246,848,860

Electronic Components & Equipment 0.6%
74,500	First Solar, Inc.(a)(b)	14,155,000

Fertilizers & Agricultural Chemicals 0.8%
179,500	Potash Corp. of Saskatchewan, Inc.	20,793,280

Gas Utilities 0.9%
617,400	EQT Corp.	22,998,150

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	13

Portfolio of Investments

as of May 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gold 14.2%
487,300	Agnico-Eagle Mines Ltd.(b)	$30,144,378
8,000,000	Archipelago Resources PLC (United Kingdom)(a)	1,422,337
6,303,400	AXMIN, Inc. (Canada)(a)	577,367
15,000	Barrick Gold Corp.	571,200
982,800	Centerra Gold, Inc. (Canada)(a)	6,571,504
3,618,440	Eldorado Gold Corp. (Canada)(a)	35,861,251
4,519,100	European Goldfields Ltd. (Canada)(a)	13,742,534
3,528,300	Gabriel Resources Ltd. (Canada)(a)	7,303,831
216,800	Gold Reserve, Inc.(a)	125,106
993,800	Gold Reserve, Inc.(a)	586,342
1,046,736	Goldcorp, Inc.(b)	41,586,821
792,400	Highland Gold Mining Ltd. (United Kingdom)(a)	644,372
2,152,900	Kinross Gold Corp.(b)	43,531,638
1,120,000	Lihir Gold Ltd. (Papua New Guinea)(ADR)(a)(b)	28,952,000
4,052,100	Nevsun Resources Ltd. (Canada)(a)	5,752,924
1,030,067	Newcrest Mining Ltd. (Australia)	27,348,782
232,990	Newcrest Mining Ltd. 144A (Australia)(g)	6,186,179
758,600	Newmont Mining Corp.(b)	37,072,782
522,000	Randgold Resources Ltd. (Jersey Island)(ADR)(b)	36,440,820
504,300	Seabridge Gold, Inc.(a)(b)	14,685,216
3,312,300	Semafo, Inc. (Canada)(a)	7,584,841
4,783,700	Semafo, Inc. 144A (Canada) (original cost $7,540,094; purchased 10/31/06)(a)(e)(f)(g)	10,954,202

		357,646,427

Independent Power Producers & Energy Traders 0.7%
815,000	NRG Energy, Inc.(a)(b)	18,337,500

Integrated Oil & Gas 10.3%
2,588,200	BG Group PLC (United Kingdom)	47,556,579
11,000	BP PLC (United Kingdom)(ADR)	544,500
7,600	Chevron Corp.	506,692
24,300	ENI SpA (Italy)	589,600
7,300	Exxon Mobil Corp.	506,255
475,800	Hess Corp.	31,683,522
830,700	Occidental Petroleum Corp.	55,748,277
1,211,900	Petroleo Brasileiro SA (Brazil)(ADR)	53,359,957
8,100	Royal Dutch Shell PLC (Netherlands)	219,182
1,076,100	Sasol Ltd. (South Africa)(ADR)(b)	40,665,819

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Integrated Oil & Gas (cont’d.)
811,400	Suncor Energy, Inc.(b)	$28,731,674

		260,112,057

Marine Ports & Services 0.4%
3,134,000	LLX Logistica SA (Brazil)(a)	5,638,524
3,012,994	LLX Logistica SA (Brazil)(a)	5,374,878

		11,013,402

Oil & Gas Drilling 2.9%
589,200	Helmerich & Payne, Inc.(b)	20,604,324
675,200	Noble Corp.	23,206,624
1,001,200	Pride International, Inc.(a)(b)	24,249,064
7,500	Transocean Ltd.(a)	596,100
3,222,300	Vantage Drilling Co.(a)	5,864,586

		74,520,698

Oil & Gas Equipment & Services 12.2%
1,320,500	Cameron International Corp.(a)(b)	41,239,215
924,400	Dril-Quip, Inc.(a)(b)	38,196,208
2,404,000	Halliburton Co.	55,123,720
3,037,450	Integra Group Holdings (a)	5,285,163
1,091,300	National Oilwell Varco, Inc.(a)	42,146,006
585,500	Schlumberger, Ltd.	33,508,165
827,400	Superior Energy Services, Inc.(a)	19,079,844
819,300	Tenaris SA (Luxembourg)(ADR)(b)	25,046,001
2,284,000	Weatherford International Ltd.(a)(b)	47,278,800

		306,903,122

Oil & Gas Exploration & Production 31.3%
337,500	Apache Corp.	28,437,750
3,600,000	BPI Energy Holdings, Inc.(a)	61,200
1,094,900	Cabot Oil & Gas Corp.	38,463,837
849,000	Cairn Energy PLC (United Kingdom)(a)	34,570,416
652,300	Canadian Natural Resources Ltd.(b)	38,981,448
1,029,200	Chesapeake Energy Corp.(b)	23,321,672
1,154,000	Concho Resources, Inc.(a)(b)	36,985,700
1,983,100	Denbury Resources, Inc.(a)(b)	34,089,489
295,700	Devon Energy Corp.(b)	18,700,068
473,600	EOG Resources, Inc.(b)	34,662,784

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	15

Portfolio of Investments

as of May 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil & Gas Exploration & Production (cont’d.)
6,430,000	Linc Energy Ltd. 144A (Australia) (original cost $22,896,436; purchased 7/02/08)(a)(e)(f)(g)	$11,054,986
753,600	Newfield Exploration Co.(a)	27,220,032
626,100	Nexen, Inc.(b)	15,571,107
613,900	Noble Energy, Inc.	36,514,772
81,589	OGX Petroleo E Gas Participacoes SA (Brazil)	40,408,864
4,170,782	Oil Search Ltd. (Papua New Guinea)	18,333,129
3,041,436	OPTI Canada, Inc. (Canada)(a)	9,137,541
4,228,800	Pacific Rubiales Energy Corp. (Canada)(a)	28,004,785
1,114,600	Petrohawk Energy Corp.(a)(b)	28,087,920
854,450	Range Resources Corp.	39,142,355
1,517,600	SandRidge Energy, Inc.(a)(b)	16,526,664
1,725,900	Southwestern Energy Co.(a)	75,024,872
2,079,400	Talisman Energy, Inc.	33,873,426
551,694	Trident Resources Corp. (Canada) (Private) (original cost $17,670,540; purchased 12/4/03 - 1/5/06)(a)(e)(f)	—	(h)
683,800	Ultra Petroleum Corp.(a)(b)	30,962,464
1,974,400	UTS Energy Corp. (Canada)(a)	2,875,471
909,670	Woodside Petroleum Ltd. (Australia)	31,779,369
1,160,550	XTO Energy, Inc.	49,636,724
13,500,000	Zodiac Exploration Corp. (Canada) (Private) (original cost $6,340,763; purchased 8/8/08)(a)(e)(f)	7,419,281

		789,848,126

Oil & Gas Refining & Marketing 1.2%
318,560	Reliance Industries Ltd. 144A (India)(GDR) (original cost $41,324,902; purchased 4/22/08 - 5/29/09)(a)(e)(f)(g)	30,722,118

Oil & Gas Storage & Transportation 1.0%
10,800	Enbridge, Inc. (Canada)	382,835
1,489,400	Williams Cos., Inc. (The)	24,992,132

		25,374,967

Packaged Foods 0.6%
2,719,400	Cosan Ltd. (Class A)(a)(b)	13,896,134

Precious Metals & Minerals 5.0%
1,500,900	Cia de Minas Buenaventura SA (Peru)(ADR)	42,520,497
3,092,700	Hecla Mining Co.(a)(b)	11,473,917
950,400	Impala Platinum Holdings Ltd. (South Africa)(ADR)	23,189,760

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Precious Metals & Minerals (cont’d.)
144,010	Impala Platinum Holdings Ltd. (South Africa)	$3,517,676
95,067	Pan American Silver Corp. (Canada)(a)(b)	2,227,446
1,187,100	Pan American Silver Corp.(a)	27,801,882
523,100	Platmin Ltd. 144A (South Africa) (original cost $4,469,143; purchased 11/27/07)(a)(e)(f)(g)	474,348
1,532,700	Silver Wheaton Corp.(a)(b)	16,124,004

		127,329,530

Steel 1.5%
935,000	Cliffs Natural Resources, Inc.	25,478,750
3,134,000	MMX Mineracao E Metalicos SA (Brazil)(a)	10,735,495
12,900	Nucor Corp.	566,439

		36,780,684

	Total common stocks (cost $2,200,633,072)	2,420,016,145

PREFERRED STOCK

Oil & Gas Exploration & Production
80,000	Trident Resources Corp. (Canada) (Class B) (Private) 7.0% expiring 3/10/13 (original cost $5,000,000; purchased 7/07/06)(a)(e)(f)	—	(h)

Principal Amount (000)
CORPORATE BOND 0.7%

Oil & Gas Exploration & Production 0.7%
CAD 31,435	Trident Subordinated Unsecured Note (Canada)(Private)(PIK), 7.8131%, due 8/12/12 (original cost $29,739,796; purchased 8/20/07 - 5/27/09)(e)(f)	16,930,174

Units
WARRANTS(a)

Gold
903,650	Crystallex International Corp. expiring 8/11/09 (Canada)(Private) (original cost $0; purchased 2/28/08)(e)(f)	—	(h)

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	17

Portfolio of Investments

as of May 31, 2009 continued

Units	Description	Value (Note 1)

WARRANTS(a) (Continued)

Oil & Gas Exploration & Production
2,591,932	Trident Resources Corp. (Canada)(Private) expiring 1/1/15 (original cost $0; purchased 8/20/07)(e)(f)	$237
13,500,000	Zodiac Exploration Corp. (Canada)(Private) expiring 2/10/12 (original cost $0; purchased 8/8/08)(e)(f)	—	(h)

	Total warrants (cost $0)	237

	Total long-term investments (cost $2,235,372,868)	2,436,946,556

Shares
SHORT-TERM INVESTMENT 21.8%

Affiliated Money Market Mutual Fund
549,183,839	Dryden Core Investment Fund - Taxable Money Market Series (cost $549,183,839; includes $465,809,034 of cash collateral received for securities on loan) (Note 3)(c)(d)	549,183,839

	Total Investments(i) 118.4% (cost $2,784,556,707; Note 5)	2,986,130,395
	Liabilities in excess of other assets (18.4%)	(463,692,499)

	Net Assets 100.0%	$2,522,437,896

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt.

CAD—Canadian Dollars.

GDR—Global Depositary Receipt.

PIK—Payment in Kind.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $460,703,446; cash collateral of $465,809,034 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Indicates a security that has been deemed illiquid.
(f)	Indicates securities restricted to resale. The aggregate cost of such securities was $149,044,673. The aggregate value of $89,273,912 is approximately 3.5% of net assets.

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

(g)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(h)	Less than $1.
(i)	As of May 31, 2009, 20 securities representing $226,134,660 and 9.0% of the net assets were fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$2,759,995,735	—
Level 2—Other Significant Observable Inputs	201,784,968	—
Level 3—Significant Unobservable Inputs	24,349,692	—

Total	$2,986,130,395	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 5/31/08	$62,545,229
Realized gain (loss)	12,824
Change in unrealized appreciation (depreciation)	(18,580,394)
Net purchases (sales)	8,425,815
Transfers in and/or out of Level 3	(28,053,782)

Balance as of 5/31/09	$24,349,692

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	19

Portfolio of Investments

as of May 31, 2009 continued

The geographic concentration of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2009 were as follows:

United States (including 18.5% of collateral received for securities on loan)	82.9%
Canada	9.2
United Kingdom	5.9
Brazil	5.5
Australia	4.0
South Africa	3.9
India	2.4
Papua New Guinea	1.9
Peru	1.7
Luxembourg	1.0
Italy	— *
Netherlands	— *

118.4
Liabilities in excess of other assets	(18.4)

100.0%

*	Less than 0.1%

See Notes to Financial Statements.

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The Fund invested in derivative instruments during the year ended May 31, 2009. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of May 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts	Unaffiliated investments, Net unrealized appreciation on investments and foreign currency	$237	N/A	N/A

The effects of derivative instruments on the Statement of Operations for the year ended May 31, 2009:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants

Equity contracts	N/A

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants

Equity contracts	($27,802)

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	21

Statement of Assets and Liabilities

as of May 31, 2009

Assets
Investments, at value, including securities on loan of $460,703,446:
Unaffiliated Investments (cost $2,235,372,868)	$2,436,946,556
Affiliated Investments (cost $549,183,839)	549,183,839
Cash	250,533
Foreign currency, at value (cost $34,240)	34,602
Receivable for Fund shares sold	18,502,457
Dividends and interest receivable	1,904,726
Foreign tax reclaim receivable	38,666
Prepaid expenses	26,432

Total assets	3,006,887,811

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	465,809,034
Payable for investments purchased	10,759,898
Payable for Fund shares reacquired	4,309,685
Management fee payable	1,370,809
Accrued expenses	1,051,153
Distribution fee payable	873,889
Affiliated transfer agent fee payable	273,714
Deferred directors’ fees	1,733

Total liabilities	484,449,915

Net Assets	$2,522,437,896

Net assets were comprised of:
Common stock, at par	$693,611
Paid-in capital in excess of par	2,779,490,278

2,780,183,889
Distribution in excess of net investment income	(105,968,579)
Accumulated net realized loss on investment and foreign currency transactions	(353,322,086)
Net unrealized appreciation on investments and foreign currencies	201,544,672

Net assets May 31, 2009	$2,522,437,896

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,261,030,057 ÷ 33,118,418 shares of common stock issued and outstanding)	$38.08
Maximum sales charge (5.50% of offering price)	2.22

Maximum offering price to public	$40.30

Class B
Net asset value, offering price and redemption price per share ($221,737,944 ÷ 6,788,790 shares of common stock issued and outstanding)	$32.66

Class C
Net asset value, offering price and redemption price per share ($549,557,433 ÷ 16,821,303 shares of common stock issued and outstanding)	$32.67

Class R
Net asset value, offering price and redemption price per share ($19,990,021 ÷ 525,756 shares of common stock issued and outstanding)	$38.02

Class Z
Net asset value, offering price and redemption price per share ($470,122,441 ÷ 12,106,865 shares of common stock issued and outstanding)	$38.83

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	23

Statement of Operations

Year Ended May 31, 2009

Net Investment Loss
Income
Unaffiliated dividends (net of foreign withholding taxes of $328,394)	$19,134,343
Affliated income from securities loaned, net	2,815,736
Interest	2,447,418
Affiliated dividend income	1,304,377

Total income	25,701,874

Expenses
Management fee	16,853,044
Distribution fee—Class A	3,505,686
Distribution fee—Class B	2,292,107
Distribution fee—Class C	5,336,618
Distribution fee—Class R	62,989
Transfer agent’s fee and expenses (including affiliated expense of $1,171,600)(Note 3)	3,670,000
Custodian’s fees and expenses	605,000
Reports to shareholders	340,000
Registration fees	259,000
Directors’ fees	81,000
Legal fees and expenses	75,000
Insurance	58,000
Interest expense (Note 7)	46,306
Audit fee	21,000
Loan interest expense (Note 7)	18,724
Miscellaneous	37,665

Total expenses	33,262,139

Net investment loss	(7,560,265)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(310,538,586)
Foreign currency transactions	(2,612,481)

(313,151,067)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,448,697,816)
Foreign currencies	(29,028)

(1,448,726,844)

Net loss on investment and foreign currency transactions	(1,761,877,911)

Net Decrease In Net Assets Resulting From Operations	$(1,769,438,176)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended May 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(7,560,265)	$(12,177,444)
Net realized gain (loss) on investment and foreign currency transactions	(313,151,067)	150,914,709
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,448,726,844)	884,458,138

Net increase (decrease) in net assets resulting from operations	(1,769,438,176)	1,023,195,403

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(14,577,961)	(57,445,684)
Class B	(1,324,211)	(14,286,691)
Class C	(2,979,912)	(28,309,937)
Class R	(168,354)	(217,772)
Class Z	(6,889,323)	(19,616,981)

	(25,939,761)	(119,877,065)

Distributions from net realized gains
Class A	(23,866,599)	(62,490,439)
Class B	(5,615,782)	(17,848,604)
Class C	(12,627,217)	(35,367,012)
Class R	(278,583)	(239,287)
Class Z	(8,436,181)	(20,313,414)

	(50,824,362)	(136,258,756)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,212,380,600	1,669,733,304
Net asset value of shares issued in reinvestment of dividends and distributions	63,999,841	208,778,584
Cost of shares reacquired	(1,155,282,866)	(722,832,041)

Net increase in net assets from Fund share transactions	121,097,575	1,155,679,847

Total increase (decrease)	(1,725,104,724)	1,922,739,429

Net Assets
Beginning of year	4,247,542,620	2,324,803,191

End of year	$2,522,437,896	$4,247,542,620

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	25

Notes to Financial Statements

Jennison Natural Resources Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer).

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Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotation.

The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities, sometimes referred to as Private Placements) and securities that are not readily marketable. Restricted securities are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Jennison Natural Resources Fund, Inc.	27

Notes to Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investment and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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The Fund may hold warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised or sold. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with

Jennison Natural Resources Fund, Inc.	29

Notes to Financial Statements

continued

Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Pursuant to the management agreement between the Fund and PI, the management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion.

Through September 30, 2008, PI has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion that would otherwise be applicable under the terms of the management agreement. Effective October 1, 2008 through September 30, 2010, PI has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion that would otherwise be applicable under the terms of the management agreement. The effective management fee rate was .71 of 1% for the year ended May 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and Class R shares, respectively. PIMS had contractually agreed to limit such fees to .50 of 1% of the average daily net assets of the Class R shares through September 30, 2010.

PIMS has advised the Fund that it received approximately $5,298,500 in front-end sales charges resulting from sales of Class A shares, during the year ended May 31,

30	Visit our website at www.jennisondryden.com

2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended May 31, 2009, it received approximately $43,500, $770,900 and $484,800 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wachovia Securities, LLC (“Wachovia”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended May 31, 2009, the Fund incurred approximately $1,882,900 in total networking fees, of which approximately $259,400 and $7,000 were paid to First Clearing and Wachovia, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended May 31, 2009, PIM has been compensated approximately $1,206,700 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 2009 were $1,435,449,125 and $1,254,790,731, respectively.

Jennison Natural Resources Fund, Inc.	31

Notes to Financial Statements

continued

As of May 31, 2009, the Fund had securities on loan with an aggregate market value of $460,703,446. The Fund received $465,809,034 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distribution in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distribution in excess of net investment income, accumulated loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended May 31, 2009, the adjustments were to decrease distribution in excess of net investment income by $33,793,651, increase accumulated net realized loss on investment and foreign currency transactions by $56,341,055 and increase paid-in capital in excess of par by $22,547,404 due to differences in the treatment for book and tax purposes of certain transactions involving passive foreign investment companies, certain transactions involving foreign securities and currencies and redemptions utilized as distributions for tax purposes. Net investment loss, net realized loss and net assets were not affected by this change.

For the year ended May 31, 2009, the tax character of distributions paid by the Fund were $36,439,509 from ordinary income and $40,324,614 from long-term capital gains. For the year ended May 31, 2008, the tax character of distributions paid by the Fund were $168,411,424 from ordinary income and $87,724,397 from long-term capital gains.

As of May 31, 2009, the accumulated undistributed earnings on a tax basis was $44,020,001 from ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of May 31, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$2,988,710,705	$587,302,561	$(589,882,871)	$(2,580,310)	$(29,016)	$(2,609,326)

32	Visit our website at www.jennisondryden.com

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark-to-market on open investments in passive foreign investment companies. Other cost basis adjustment is attributable to unrealized appreciation (depreciation) of market-to-market of receivables and payables and foreign currencies.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2009 of approximately $124,253,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit of the remaining carryforward prior to the expiration date.

In addition, the Fund elected to treat post-October currency and capital losses of approximately $423,000 and $174,479,000, respectively, as having been incurred in the following fiscal year (May 31, 2010).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million shares of $.01 par value common stock authorized divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 100 million authorized shares.

Jennison Natural Resources Fund, Inc.	33

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended May 31, 2009:
Shares sold	16,455,086	$630,121,121
Shares issued in reinvestment of dividends and distributions	1,602,631	34,248,669
Shares reacquired	(15,876,136)	(622,518,576)

Net increase (decrease) in shares outstanding before conversion	2,181,581	41,851,214
Shares issued upon conversion from Class B	326,894	14,818,288

Net increase (decrease) in shares outstanding	2,508,475	$56,669,502

Year ended May 31, 2008:
Shares sold	14,854,403	$895,176,340
Shares issued in reinvestment of dividends and distributions	1,885,140	106,717,427
Shares reacquired	(6,851,754)	(407,109,970)

Net increase (decrease) in shares outstanding before conversion	9,887,789	594,783,797
Shares issued upon conversion from Class B	293,726	16,908,576

Net increase (decrease) in shares outstanding	10,181,515	$611,692,373

Class B
Year ended May 31, 2009:
Shares sold	1,447,736	$48,244,549
Shares issued in reinvestment of dividends and distributions	333,106	6,128,832
Shares reacquired	(2,059,780)	(68,790,192)

Net increase (decrease) in shares outstanding before conversion	(278,938)	(14,416,811)
Shares reacquired upon conversion into Class A	(380,771)	(14,818,288)

Net increase (decrease) in shares outstanding	(659,709)	$(29,235,099)

Year ended May 31, 2008:
Shares sold	1,749,925	$90,765,803
Shares issued in reinvestment of dividends and distributions	583,181	28,429,233
Shares reacquired	(1,277,580)	(65,191,605)

Net increase (decrease) in shares outstanding before conversion	1,055,526	54,003,431
Shares reacquired upon conversion into Class A	(339,787)	(16,908,576)

Net increase (decrease) in shares outstanding	715,739	$37,094,855

34	Visit our website at www.jennisondryden.com

Class C	Shares	Amount
Year ended May 31, 2009:
Shares sold	6,195,211	$200,966,716
Shares issued in reinvestment of dividends and distributions	601,799	11,073,050
Shares reacquired	(6,797,499)	(224,053,651)

Net increase (decrease) in shares outstanding	(489)	$(12,013,885)

Year ended May 31, 2008:
Shares sold	6,734,719	$349,581,730
Shares issued in reinvestment of dividends and distributions	888,499	43,314,332
Shares reacquired	(2,530,695)	(129,565,968)

Net increase (decrease) in shares outstanding	5,092,523	$263,330,094

Class R
Year ended May 31, 2009:
Shares sold	500,380	$18,863,100
Shares issued in reinvestment of dividends and distributions	20,902	446,464
Shares reacquired	(220,000)	(8,266,069)

Net increase (decrease) in shares outstanding	301,282	$11,043,495

Year ended May 31, 2008:
Shares sold	247,215	$15,053,063
Shares issued in reinvestment of dividends and distributions	7,964	451,237
Shares reacquired	(78,232)	(4,753,385)

Net increase (decrease) in shares outstanding	176,947	$10,750,915

Class Z
Year ended May 31, 2009:
Shares sold	7,455,066	$314,185,114
Shares issued in reinvestment of dividends and distributions	555,944	12,102,826
Shares reacquired	(6,195,307)	(231,654,378)

Net increase (decrease) in shares outstanding	1,815,703	$94,633,562

Year ended May 31, 2008:
Shares sold	5,220,045	$319,156,368
Shares issued in reinvestment of dividends and distributions	516,273	29,866,355
Shares reacquired	(1,918,168)	(116,211,113)

Net increase (decrease) in shares outstanding	3,818,150	$232,811,610

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds

Jennison Natural Resources Fund, Inc.	35

Notes to Financial Statements

continued

renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the SCA during the year ended May 31, 2009. The average daily balance for the 30 days the Fund had an outstanding balance was $9,558,000 at a weighted average interest rate of 2.33%. The Fund had no outstanding balance as of May 31, 2009.

During the year ended May 31, 2009, the Fund paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $14,497,208 at a weighted average interest rate of 3.61%.

Note 8. New Accounting Pronouncements

In April 2009, the Financial Accounting Standard Board (“FASB”) issued FASB Staff Position 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”) and is effective for interim and annual periods ending after June 15, 2009. FSP 157-4 provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The FSP also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. FSP 157-4 requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

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Financial Highlights

MAY 31, 2009	ANNUAL REPORT

Jennison Natural Resources Fund, Inc.

Financial Highlights

	Class A
	Year Ended May 31, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$68.29

Income (loss) from investment operations:
Net investment income (loss)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(28.75)

Total from investment operations	(28.81)

Less Dividends and Distributions:
Dividends from net investment income	(.53)
Distributions from net realized gains on investments	(.87)

Total dividends and distributions	(1.40)

Net asset value, end of year	$38.08

Total Return(b):	(40.56)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,261,030
Average net assets (000)	$1,168,562
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.23	%(d)
Expenses, excluding distribution and service (12b-1) fees	.93	%(d)
Net investment income (loss)	(.15	)%(d)
For Class A, B, C, R and Z shares:
Portfolio turnover	51%

(a)	Calculated based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(d)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through September 30, 2010, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares until September 30, 2007.

See Notes to Financial Statements.

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Class A
Year Ended May 31,
2008(a)		2007(a)		2006(a)		2005(a)

$53.87		$48.25		$30.36		$23.33

(.12)		(.03)		.15		.11
19.61		11.21		20.28		7.61

19.49		11.18		20.43		7.72

(2.43)		(.42)		(.30)		(.08)
(2.64)		(5.14)		(2.24)		(.61)

(5.07)		(5.56)		(2.54)		(.69)

$68.29		$53.87		$48.25		$30.36

38.15%		25.03%		69.16%		33.24%

$2,090,493		$1,100,431		$817,299		$327,162
$1,491,943		$847,853		$566,901		$215,619

1.14	%(d)(e)	1.19	%(e)	1.14	%(e)	1.22	%(e)
.85	%(d)	.94%		.89%		.97%
(.20	)%(d)	(.07)%		.36%		.39%

21%		46%		34%		30%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	39

Financial Highlights

continued

	Class B
	Year Ended May 31, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$58.60

Income (loss) from investment operations:
Net investment loss	(.28)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(24.58)

Total from investment operations	(24.86)

Less Dividends and Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains on investments	(.87)

Total dividends and distributions	(1.08)

Net asset value, end of year	$32.66

Total Return(b):	(40.99)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$221,738
Average net assets (000)	$229,217
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.93	%(d)
Expenses, excluding distribution and service (12b-1) fees	.93	%(d)
Net investment loss	(.84	)%(d)

(a)	Calculated based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(d)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through September 30, 2010, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class B
Year Ended May 31,
2008(a)		2007(a)	2006(a)	2005(a)

$46.90		$42.70	$27.13	$20.99

(.44)		(.34)	(.15)	(.09)
16.90		9.79	18.05	6.84

16.46		9.45	17.90	6.75

(2.12)		(.11)	(.09)	—
(2.64)		(5.14)	(2.24)	(.61)

(4.76)		(5.25)	(2.33)	(.61)

$58.60		$46.90	$42.70	$27.13

37.14%		24.10%	67.84%	32.30%

$436,506		$315,782	$271,419	$132,157
$360,663		$265,189	$206,935	$91,588

1.85	%(d)	1.94%	1.89%	1.97%
.85	%(d)	.94%	.89%	.97%
(.86	)%(d)	(.82)%	(.40)%	(.36)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	41

Financial Highlights

continued

	Class C
	Year Ended May 31, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$58.61

Income (loss) from investment operations:
Net investment loss	(.28)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(24.58)

Total from investment operations	(24.86)

Less Dividends and Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains on investments	(.87)

Total dividends and distributions	(1.08)

Net asset value, end of year	$32.67

Total Return(b):	(40.99)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$549,558
Average net assets (000)	$533,680
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.93	%(d)
Expenses, excluding distribution and service (12b-1) fees	.93	%(d)
Net investment loss	(.85	)%(d)

(a)	Calculated based on average daily shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(d)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through September 30, 2010, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.

See Notes to Financial Statements.

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Class C
Year Ended May 31,
2008(a)		2007(a)	2006(a)	2005(a)

$46.90		$42.70	$27.13	$20.99

(.46)		(.34)	(.15)	(.09)
16.93		9.79	18.05	6.84

16.47		9.45	17.90	6.75

(2.12)		(.11)	(.09)	—
(2.64)		(5.14)	(2.24)	(.61)

(4.76)		(5.25)	(2.33)	(.61)

$58.61		$46.90	$42.70	$27.13

37.14%		24.10%	67.84%	32.30%

$985,867		$550,097	$406,571	$138,176
$724,878		$428,643	$261,145	$79,352

1.85	%(d)	1.94%	1.89%	1.97%
.85	%(d)	.94%	.89%	.97%
(.90	)%(d)	(.82)%	(.40)%	(.37)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	43

Financial Highlights

continued

	Class R
	Year Ended May 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$68.28

Income (loss) from investment operations:
Net investment loss	(.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(28.73)

Total from investment operations	(28.86)

Less Dividends and Distributions:
Dividends from net investment income	(.53)
Distributions from net realized gains on investments	(.87)

Total dividends and distributions	(1.40)

Net asset value, end of period	$38.02

Total Return(c):	(40.66)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$19,990
Average net assets (000)	$12,599
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.43	%(f)
Expenses, excluding distribution and service (12b-1) fees	.93	%(f)
Net investment loss	(.37	)%(f)

(a)	Inception date of Class R shares.
(b)	Calculated based on average daily shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through September 30, 2010, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.
(g)	Annualized.

See Notes to Financial Statements.

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Class R
Year Ended May 31, 2008(b)		August 22, 2006(a) through May 31, 2007(b)

$53.96		$47.85

(.37)		(.08)
19.74		11.63

19.37		11.55

(2.41)		(.30)
(2.64)		(5.14)

(5.05)		(5.44)

$68.28		$53.96

37.82%		25.98%

$15,328		$2,565
$6,730		$626

1.35	%(f)	1.44	%(g)
.85	%(f)	.94	%(g)
(.62	)%(f)	(.24	)%(g)

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	45

Financial Highlights

continued

	Class Z
	Year Ended May 31, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$69.90

Income (loss) from investment operations:
Net investment income	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(29.55)

Total from investment operations	(29.49)

Less Dividends and Distributions:
Dividends from net investment income	(.71)
Distributions from net realized gains on investments	(.87)

Total dividends and distributions	(1.58)

Net asset value, end of year	$38.83

Total Return(b):	(40.40)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$470,122
Average net assets (000)	$433,493
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.93	%(d)
Expenses, excluding distribution and service (12b-1) fees	.93	%(d)
Net investment income	.15	%(d)

(a)	Calculated based on average daily shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(d)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through September 30, 2010, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Class Z
Year Ended May 31,
2008(a)		2007(a)	2006(a)	2005(a)

$54.99		$49.12	$30.87	$23.70

.05		.08	.26	.19
20.05		11.46	20.60	7.74

20.10		11.54	20.86	7.93

(2.55)		(.53)	(.37)	(.15)
(2.64)		(5.14)	(2.24)	(.61)

(5.19)		(5.67)	(2.61)	(.76)

$69.90		$54.99	$49.12	$30.87

38.53%		25.39%	69.44%	33.64%

$719,348		$355,928	$270,375	$109,569
$503,262		$283,266	$179,109	$83,864

.85	%(d)	.94%	.89%	.97%
.85	%(d)	.94%	.89%	.97%
.08	%(d)	.18%	.60%	.65%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	47

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Jennison Natural Resources Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Jennison Natural Resources Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of May 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian, brokers and transfer agent or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 28, 2009

48	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal status of dividends and distributions paid by the Fund during its fiscal year ended May 31, 2009.

During the fiscal year ended May 31, 2009, the Fund paid dividends and distributions as follows:

	Class
	A	B	C	R	Z
Ordinary Income	$0.71	$0.39	$0.39	$0.71	$0.89
Long-Term Capital Gains	0.69	0.69	0.69	0.69	0.69

	$1.40	$1.08	$1.08	$1.40	$1.58

Further, we wish to advise you that 7.73% of ordinary income dividends paid during the fiscal year ended May 31, 2009 qualified for the corporate dividends received deduction available to certain corporate taxpayers.

For the fiscal year ended May 31, 2009, the Fund designated 6.98% of the ordinary income distribution as qualified dividend income.

For the fiscal year ended May 31, 2009, the Fund designates 1.07% of the ordinary income dividends paid as interest-related dividends.

For the fiscal year ended May 31, 2009, the Fund designates 100% of the short-term capital gain distributions paid as short-term capital gains (QSTCG) dividends.

In January 2010, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to federal tax status of the dividends and distributions received by you in calendar year 2009.

Jennison Natural Resources Fund, Inc.	49

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 59

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 59	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 59

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 59	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 59

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 59	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 59	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 59	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 59

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 59

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Jennison Natural Resources Fund, Inc.

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 145

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2000; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLP; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Jennison Natural Resources Fund, Inc.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 5/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–43.84%	16.93%	17.58%	—
Class B	–43.78	17.29	17.37	—
Class C	–41.53	17.41	17.37	—
Class R	–40.65	N/A	N/A	1.08% (8/22/06)
Class Z	–40.40	18.58	18.56	—

Average Annual Total Returns (Without Sales Charges) as of 5/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–40.57%	18.26%	18.25%	—
Class B	–40.99	17.40	17.37	—
Class C	–40.98	17.41	17.37	—
Class R	–40.65	N/A	N/A	1.08% (8/22/06)
Class Z	–40.40	18.58	18.56	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Gross operating expenses: Class A, 1.24%; Class B, 1.94%; Class C, 1.94%; Class R, 1.69%; Class Z, 0.94%. Net operating expenses apply to: Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class R, 1.43%; Class Z, 0.93%, after contractual reductions.*

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Natural Resources Fund, Inc. (Class A shares) with a similar investment in the Lipper Global Natural Resources Index, Lipper Natural Resources Index, Morgan Stanley Capital International World Net Dividends Index (MSCI World ND Index), and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (May 31, 1999) and the account values at the end of the current fiscal year (May 31, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares which expired September 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lipper Global Natural Resources Index is an unmanaged index which tracks the performance of the 30 largest global natural resources mutual funds. The Lipper Natural Resources Index is an unmanaged index which tracks the performance of the 30 largest domestic natural resources mutual funds. The MSCI World ND Index is a free float-adjusted, market-capitalization index that is designed to measure global developed market equity performance. The MSCI World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United States. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

*For the period through September 30, 2010, the distributor of the Fund has contractually agreed to limit distribution and (12b-1) fees to 0.50% of the average daily net assets for Class R shares. Through September 30, 2008, the manager of the Fund has contractually agreed to waive 0.05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through September 30, 2010, the manager of the Fund has contractually agreed to waive 0.05% of the management fee rate on average daily net assets over $4 billion.

Jennison Natural Resources Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Natural Resources Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Natural Resources Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGNAX	PRGNX	PNRCX	JNRRX	PNRZX
CUSIP	476293105	476293204	476293303	476293501	476293402

MF135E    0156826-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended May 31, 2009 and May 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended May 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended May 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $26,200, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison Natural Resources Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	July 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	July 22, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	July 22, 2009

*	Print the name and title of each signing officer under his or her signature.